                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                PEERLESS MFG CO.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                             [PEERLESS LETTERHEAD]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 18, 1999

To the Shareholders of
PEERLESS MFG. CO.:

    We will hold this year's annual stockholders' meeting on Thursday, November 18, 1999 at 10:00 a.m. at our corporate offices, 2819 Walnut Hill Lane, Dallas, Texas. At this meeting we will ask you to consider and vote on the election of two Directors to serve as Class II Directors for a three-year term and until their successors are elected and qualified; and we will also discuss and take action on any other business that is properly brought before the meeting.

    If you were a stockholder at the close of business on September 27, 1999, you are entitled to vote on the proposals to be considered at this year's stockholders' meeting.

    It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are invited to attend the meeting in person, but whether or not you plan to attend, please complete, date, sign and return the accompanying proxy in the enclosed postage-paid self-addressed envelope. If you do attend the meeting, you may, if you wish, revoke your proxy and vote your shares in person. We look forward to hearing from you.

                                        By Order of the Board of Directors,



                                        /s/ Paul W. Willey
                                        Secretary

Dated: October 20, 1999










        YOUR VOTE IS IMPORTANT. PLEASE DATE, EXECUTE AND RETURN PROMPTLY
               THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.

                             [PEERLESS LETTERHEAD]

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 18, 1999

                                ---------------

                               PROXY SOLICITATION

    We are sending this proxy statement to the shareholders of Peerless Mfg. Co. in connection with our Board of Directors' soliciting of proxies to be used at the Annual Meeting of the Shareholders which will be held at our corporate offices, 2819 Walnut Hill Lane, Dallas, Texas on Thursday, November 18, 1999 at 10:00 a.m. On October 20, 1999, we began mailing this proxy statement to everyone who was a stockholder as of September 27, 1999.

                          VOTING AT THE ANNUAL MEETING

    On September 27, 1999, 1,456,492 shares of our common stock were issued and outstanding. Each of our shareholders is entitled to one vote for each share they owned on September 27, 1999 on all matters presented at the meeting. A majority of the holders of the outstanding shares of our common stock must be present, in person or by proxy, to constitute a quorum at the annual meeting. If a quorum is present, we need the affirmative vote of a majority of the shares eligible to vote and actually voted at the annual meeting to elect directors and take action on such other matters as may properly come before the annual meeting.

    Shares represented by valid proxies will be voted in accordance with instructions on the proxies, or, if no instructions are on the proxies, in accordance with the board of directors' recommendations. Any shareholder who is present at the meeting but who abstains from voting shall be counted for purposes of determining whether a quorum exists, but an abstention shall not be counted as an affirmative vote. Shareholders have the right to revoke their proxies at any time prior to the voting of the proxy, by written notice of revocation to Paul W. Willey, Secretary, Peerless Mfg. Co., 2819 Walnut Hill Lane, Dallas, Texas 75229, by executing a new proxy, or by attending the annual meeting and casting a contrary vote. Revocation will not be effective unless we have received the notice of revocation at or prior to the annual meeting.

    We will bear the expense of preparing, printing and mailing this proxy statement and accompanying material to shareholders. Our officers or other employees may solicit your proxy by mail, personal contact, telephone and facsimile, but these officers and employees will not receive additional compensation for these services. We may also request brokerage houses, nominees, custodians, fiduciaries and other similar parties to forward soliciting material to our record shareholders, and we will reimburse any of these persons for their reasonable charges and expenses.

                         ELECTION OF CLASS II DIRECTORS

    If all director nominees are elected, our board of directors will consist of five directors following the annual shareholders' meeting. Unless a shareholder indicates otherwise, the persons named as proxies in the enclosed proxy card have indicated that they intend to vote for the election of the nominees named below. If either of the nominees is not available to serve as a director at the time of election, the proxies may be voted for a substitute nominee.

    On May 21, 1997, our board of directors amended our bylaws to provide for a classified board. Our board of directors now consists of three classes, with one director serving in Class I, and two directors serving in each of Classes II and III. Each class of directors serves three-year terms or until successors have been elected or qualified.

NOMINEES FOR DIRECTORS TO SERVE UNTIL 2002

    Bernard S. Lee, 64 -- President, Institute of Gas Technology. Mr. Lee is also a director of NUI Corporation and National Fuel Gas Company. Mr. Lee has been a director of our company since 1982.

    Joseph V. Mariner, Jr., 79 -- Investments. Mr. Mariner is also a director of Renters Choice, Inc. and Temtex Industries, Inc. Mr. Mariner has been a director of our company since 1980.

DIRECTORS CONTINUING TO SERVE UNTIL 2000

    Sherrill Stone, 63 -- Chairman of the Board, Chief Executive Officer and President of the Company. Mr. Stone has served as a director of our company since 1985.

    Donald A. Sillers, Jr., 73 -- Investments. Mr. Sillers is our former Chairman of the Board and Chief Executive Officer, and has served as a director of our company since 1970.

DIRECTOR CONTINUING TO SERVE UNTIL 2001

    David D. Battershell, 73 -- Consulting engineer and a director of our company since 1980.

    Our board of directors has an audit committee and a compensation committee. The audit committee is responsible for reviewing the scope of the audit by the independent auditors, reviewing the management letter received from the auditors and recommending changes in our internal accounting controls. The compensation committee is responsible for recommending to the full Board of Directors salaries and bonuses for our key employees. Messrs. Battershell, Lee, Sillers and Mariner were members of the audit committee and the compensation committee in fiscal 1999. Our board of directors does not have a nominating committee.

    During fiscal 1999, our board of directors held six meetings, the audit committee held two meetings and the compensation committee held one meeting. Each of the directors attended at least 75% of the total number of meetings of the Board of Directors and any meetings held by any committee on which that director served. Non-employee directors are paid $1,575 per quarter, plus $950 for each board or special committee meeting they attended.

    OUR BOARD OF DIRECTORS URGES YOU TO VOTE FOR THE NOMINEES FOR DIRECTORS DESCRIBED ABOVE.

                      COMMON STOCK OWNERSHIP OF MANAGEMENT
                         AND CERTAIN BENEFICIAL OWNERS

    The following table shows the number of shares of our common stock beneficially owned as of September 27, 1999 by our directors, the nominees for director, our named executive officers, and each person who we know beneficially owns more than 5% of our common stock.

                                                                  SHARES OF         PERCENT OF
                                                                COMMON STOCK          COMMON
                               NAME                          BENEFICIALLY OWNED       STOCK
        --------------------------------------------------   ------------------     ----------
        Sherrill Stone(1) ................................          42,008             2.9%
        Donald A. Sillers, Jr.(2) ........................          95,888             6.6%
        David D. Battershell(3) ..........................           9,300               *
        Bernard S. Lee(4) ................................           6,300               *
        Joseph V. Mariner, Jr.(5) ........................           4,050               *
        G. D. Cornwell (6) ...............................          15,750             1.1%
        Edward Perry (7) .................................           5,100               *
        Ray Muzyka(8) ....................................           4,375               *
        Paul Willey (9) ..................................           6,250               *
        Royce & Associates, Inc.(10) .....................         100,900             6.9%
        Cannell Capital Management(11) ...................          85,600             5.9%
        CECO Environmental Corp(12) ......................         177,900            12.2%
        All Directors and Officers as a Group (fourteen
           persons including those named above) ..........         207,471            14.3%

----------

*   Less than 1%.

(1) Includes 18,750 stock options that are exercisable within 60 days of this proxy statement. Does not include 150 shares owned of record by Mrs. Jo Ann Stone, Mr. Stone's wife, as to which shares Mr. Stone disclaims any beneficial interest. Mr. Stone's address is c/o Peerless Mfg. Co., 2819 Walnut Hill Lane, Dallas, TX 75229.

(2) Includes 26,000 shares owned of record by Mr. Sillers as sole trustee of a trust, the income from which is payable for life to Mr. Sillers and his wife, remainder to their children and 2,700 stock options that are exercisable within 60 days of this Proxy Statement. Does not include 939 shares owned of record by Mrs. Virginia Sillers, Mr. Sillers' wife, as to which shares Mr. Sillers disclaims any beneficial interest. Mr. Sillers' address is 8609 Northwest Plaza Drive, #403, Dallas, TX 75225.

(3) Includes 2,700 stock options that are exercisable within 60 days of this proxy statement. Mr. Battershell's address is D.D. Battershell and Associates, 114 Dan Moody Trail, Georgetown, TX 78628.

(4) Includes 2,700 stock options that are exercisable within 60 days of this proxy statement. Does not include 1,500 shares owned of record by Mrs. Pauline Lee, Mr. Lee's wife, as to which shares Mr. Lee disclaims any beneficial interest. Mr. Lee's address is Institute of Gas Technology, 1700
    S. Mount Prospect Road, Des Plaines, IL 60018.

(5) Includes 2,700 stock options that are exercisable within 60 days of this proxy statement. Mr. Mariner's address is Mariner Ranch, 2002 School House Road, Gordon, TX 76453.

(6) Includes 4,250 stock options that are exercisable within 60 days of this proxy statement. Mr. Cornwell's address is c/o Peerless Mfg. Co., 2819 Walnut Hill Lane, Dallas, TX 75229.

(7) Includes 4,000 stock options that were exercised September 24, 1999. Mr. Perry's address is c/o Peerless Mfg. Co., 2819 Walnut Hill Lane, Dallas, TX 75229.

(8) Includes 2,750 stock options that are exercisable within 60 days of this proxy statement. Mr. Muzyka's address is c/o Peerless Mfg. Co., 2819 Walnut Hill Lane, Dallas, TX 75229.

(9) Includes 5,250 stock options that are exercisable within 60 days of this proxy statement. Mr. Willey's address is c/o Peerless Mfg. Co., 2819 Walnut Hill Lane, Dallas, TX 75229.

(10) Based on a 13(g) filing dated February 10, 1999, Royce & Associates, Inc. and Charles M. Royce, controlling person of Royce & Associates, Inc., are deemed the beneficial owners of 100,900 shares of Common Stock. Royce & Associates is located at 1414 Avenue of the Americas, New York, NY 10019.

(11) Based on a 13(d) filing dated June 11, 1997, Cannell Capital Management is deemed the beneficial owner of 85,600 shares of Common Stock. Cannell Capital Management is located at 750 Battery Street, San Francisco, CA 94111.

(12) Based on a 13(d) filing dated July 22, 1999, CECO ENVIRONMENTAL CORP is deemed the beneficial owner of 177,900 shares of common stock. CECO ENVIRONMENTAL CORP. is located at 505 University Avenue, Toronto, Ontario, Canada M5G 1X3.

                             EXECUTIVE COMPENSATION

    The following table sets forth information regarding compensation we paid during our fiscal year ended June 30, 1999 to our Chief Executive Officer and the four of our most highly compensated executive officers whose total annual salaries and bonuses during fiscal 1999 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                                  LONG TERM COMPENSATION
                                                                                      ---------------------------------------------
                                                     ANNUAL COMPENSATION                       AWARDS                PAYOUTS
                                         ------------------------------------------   -----------------------    ------------------

                                                                            OTHER                  SECURITIES
                                                                            ANNUAL    RESTRICTED   UNDERLYING             ALL OTHER
                                                                            COMPEN-     STOCK       OPTIONS/       LTIP     COMPEN-
                                         FISCAL     SALARY      BONUS       SATION     AWARD(S)      SAR'S       PAYOUTS    SATION
                                          YEAR       ($)        ($)(1)      ($)(2)      ($)(3)        (#)          ($)      ($)(4)
                                         ------     ------      ------      ------    ----------   ----------    -------  ---------

    Sherrill Stone                        1999     187,818      58,080           0           0           0           0       3,756
      Chairman, CEO &                     1998     187,207     116,496           0           0       5,000           0       3,744
      President                           1997     171,693           0           0           0           0           0       3,434


    G.D. Cornwell                         1999     129,854      52,272           0           0           0           0       2,597
      Senior Vice President               1998     120,991     105,906           0      31,875       4,000           0       2,420
                                          1997     103,723           0           0           0           0           0       2,074

    Edward Perry                          1999     125,983      34,848           0           0           0           0       2,520
      Senior Vice President               1998     125,861      79,429           0           0       1,000           0       2,517
                                          1997     117,942           0           0           0           0           0       2,315

    Ray Muzyka                            1999      98,248      34,848           0           0           0           0       1,965
      Vice President                      1998      99,140      68,839           0           0       3,000           0       1,983
                                          1997      92,694           0           0           0           0           0       1,854

    Paul Willey                           1999     100,835      26,136           0           0       5,000           0       2,017
      Chief Financial Officer             1998      25,012       1,146           0           0           0           0           0
      Secretary/Treasurer                 1997           0           0           0           0           0           0           0

--------

(1) Bonuses are paid in the fiscal year following the fiscal year in which the bonus was earned.

(2) The aggregate value of Other Annual Compensation paid does not exceed the lesser of $50,000 or 10% of the salary and bonuses paid to the executive officers named above.

(3) Restricted stock awards are valued at the closing market price of our common stock as of the date of grant. We pay dividends on restricted shares at the same rate we pay dividends to all shareholders. Our Restricted Stock Plan is discussed in the "Board Compensation Committee Report on Executive Compensation -- 1995 Stock Option and Restricted Stock Plan" section.

(4) Amounts shown represent contributions we made on behalf of the named executive officers to the Peerless Mfg. Co. Retirement Savings Plan Trust, a defined contribution plan defined under Section 401(k) of the Internal Revenue Code of 1986, as amended.

                     OPTION GRANTS DURING 1999 FISCAL YEAR

    In fiscal 1999, we granted 2,000 common stock options (500 Common Stock options for each non-employee director), all of which were immediately exercisable. In addition, we gave 5000 common stock options to one employee, which options vest 25% ratably over the first four years of the 10-year exercise period.

              AGGREGATED OPTION EXERCISES IN 1999 FISCAL YEAR AND
               FISCAL YEAR ENDED JUNE 30, 1999 OPTION VALUE TABLE

                                                                                              VALUE OF UNEXERCISED
                                                                  NUMBER OF OPTIONS           IN-THE-MONEY OPTIONS
                                                                      AT FY-END                    AT FY-END
                                                                    JUNE 30, 1999                JUNE 30, 1999
                                    SHARES                               (#)                          ($)
                                   ACQUIRED        VALUE      --------------------------  --------------------------
                                 ON EXERCISE     REALIZED
                NAME                   (#)          ($)       EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
        --------------------     -----------     --------     -----------  -------------  -----------  -------------
        Sherrill Stone .....             0             0         8,750         6,250         9,375         3,125
        G. D. Cornwell .....             0             0         2,250         4,250         1,563         1,563
        Edward Perry .......             0             0         4,000         2,000         4,688         1,563
        Ray Muzyka .........             0             0           750         2,250             0             0
        Paul Willey ........             0             0             0         5,000             0             0


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The compensation committee of our Board of directors is composed of Messrs. Battershell, Lee, Sillers and Mariner, our four independent outside directors. No compensation committee interlocks existed and no employees participated in compensation committee decisions in fiscal 1999.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The compensation committee is responsible for setting the annual base compensation and bonus levels and administering the restricted stock program for our employees, including our executive officers. Its recommendations are subject to final approval by the board of directors. We believe that the key to a successful executive compensation program is in setting aggressive business goals by integrating the program with our annual and strategic planning and evaluation processes and by comparing our results against industry performance levels. The compensation committee takes into account achievements during the past fiscal year, as well as the individual achievements of our various business units and divisions, in making executive compensation determinations. In addition, we recognize that we compete in an increasingly competitive environment, and executive compensation therefore must also take into account our performance as compared to that of other companies in our industry or in similar industries. The compensation committee also evaluates on an annual basis our corporate performance, revenues and share performance with respect to a broader group of companies, such as the Standard & Poor's 500.

Annual Base Compensation

    Annual base compensation awarded in any particular fiscal year to each of our executive officers is based upon the following factors: our corporate performance during the prior year, performance of our divisions for which the executive officer is responsible, and a more subjective evaluation of the executive officer's personal performance. The evaluation of our corporate performance is directly linked to our profitability during the period, and therefore is based upon the value of our stock. In making this determination, the compensation committee reviews our percentage growth in earnings per share over the prior year, and our overall return on equity for that period. The compensation committee believes that these two factors are the primary determinants of stock price over time. The compensation committee next reviews the profit performance of the individual divisions for which the executive officer is responsible. Finally, the compensation committee determines the personal rating for each executive officer, which is based upon such qualitative factors as the achievement of certain financial objectives and specific organizational and management goals for that officer. Annual base compensation for our Chief Executive Officer is determined in the same manner as for our other executive officers, except that the compensation committee does not review or evaluate any particular division's performance, but looks to our company as a whole in determining corporate performance relevant to the Chief Executive Officer's compensation. Additionally, we entered into an Employment Agreement with our Chief Executive Officer in 1994 which provides that, under certain circumstances, we will pay the Chief Executive Officer 90% of his annual base compensation for three years as severance pay.

    The compensation committee also recognizes that in order to attract and retain the highest quality executive officers, their base compensation must be competitive in relation to that paid by companies in similar industries and in comparable geographic areas. Accordingly, the compensation committee periodically reviews the executive compensation paid by such companies.

Annual Bonus Plans

    We have an incentive bonus plan pursuant to which certain key employees, including the named executive officers, are selected annually by the compensation committee to earn a cash bonus based upon our after-tax profitability. This plan requires that we achieve a specific after-tax return on beginning-of-year equity, after which bonuses may be paid out.
The available bonus pool is calculated on earnings in excess of the base level.

    Once the total bonus pool is calculated, we distribute it to participants in the plan in accordance with pre-determined percentages as set by the compensation committee annually. The determination of the bonus level awarded to our Chief Executive Officer is made in the same manner as that of our other executive officers. The bonuses paid in fiscal 1999 to the executive officers are described in the Summary Compensation Table.

    The compensation committee also recommended that an additional discretionary bonus pool of $20,000 be established, to be used by the President for the purpose of recognizing certain outstanding contributions made by any employee, including the named executive officers, but excluding the President. Awards under this plan may be made in order to recognize new product inventions or improvements, ideas for major manufacturing cost reductions, originations of large and profitable orders or for other purposes.

1985 Restricted Stock Plan

    Our board of directors adopted the 1985 Restricted Stock Plan to attract, motivate and retain qualified employees. The 1985 Plan was approved by our shareholders on November 13, 1985 and became effective as of December 13, 1985. The 1985 Plan is administered by our board of directors, which delegates to the compensation committee its power to determine which employees should be awarded restricted stock pursuant to the plan. Under the terms of the 1985 Plan, we may grant up to an aggregate of 75,000 shares of restricted common stock to any employee or employees. Employees receiving restricted stock do not pay for such stock; however, certain ownership restrictions are placed upon the stock on the date of its issuance which lapse within five years after such issuance. Dividends are paid to the employee on restricted shares during the restriction period. During fiscal 1999, we made no distributions of shares of restricted stock pursuant to the 1985 Plan and cancelled 5,000 shares.

1995 Stock Option and Restricted Stock Plan

    Our board of directors adopted the 1995 Stock Option and Restricted Stock Plan to attract, motivate and retain qualified employees. The 1995 Plan was approved by our shareholders on November 21, 1996 and became effective immediately thereafter. The 1995 Plan is administered by our board of directors, which delegated to certain members of the compensation committee, Messrs. Battershell, Lee and Mariner, acting as the stock option committee, its power to determine which employees should be awarded restricted stock pursuant to the plan. From time to time, our Chief Executive Officer will recommend to the stock option committee individuals he believes should be subject to an option or grant, and, with respect to any recommended option, whether the option should be a qualified or nonqualified option. The stock option committee will consider, but need not accept, the Chief Executive Officer's grant recommendations. Each of our non-employee directors received nonqualified options to purchase 500 shares of common stock on the date that the shareholders approved the 1995 Plan and will receive additional options on the date of our annual shareholder's meeting for each following year that the director serves on the board of directors.

    Under the terms of the 1995 Plan, we may provide options or grant up to an aggregate of 100,000 shares of restricted common stock to any employees or non-employee directors.

    The stock option committee will determine the number and the exercise price of the options, and the time or times that the options become exercisable, provided that an option exercise price may not be less than the fair market value of our common stock on the date of grant. The term of an option will also be determined by the stock option committee, provided that the term of a qualified option may not exceed 10 years.

    The stock option committee may grant shares of restricted stock without requiring the payment of cash consideration for the shares. Currently, there are no restricted stock grants awarded under this plan.

    In fiscal 1999, we gave 500 common stock options to each non-employee director which were immediately exercisable, and 5,000 common stock options to an employee, which options vest 25% ratably over the first four years of its 10 year exercise period.

    This report is submitted by the members of the compensation committee:

DAVID D. BATTERSHELL
BERNARD S. LEE
JOSEPH V. MARINER, JR.
DONALD A. SILLERS, JR.

    This report and the following performance graph will not be deemed to be incorporated by reference in any filing by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporates this report or the performance graph by reference.

CORPORATE PERFORMANCE GRAPH

    The following graph compares the cumulative total shareholder return over a five-year period, assuming $100 invested at June 30, 1994 in each of (i) Peerless Mfg. Co. common stock, (ii) the Dow Jones Industrial Average and (iii) a peer group consisting of manufacturers in the industrial sector providing industrial and commercial services to other commercial enterprises. Total shareholder return is based on the increase in the price of the common stock with dividends reinvested.

    The stock price performance depicted in the Corporate Performance Graph is not necessarily indicative of future price performance.

                          TOTAL RETURN TO STOCKHOLDERS
                      (ASSUMES $100 INVESTMENT ON 6/30/94)

                                    [GRAPH]

                                                      PEERLESS MFG.            DJ INDUSTRIAL AVG.       DJ INDUSTRIAL-DIVERSIFIED
                                                      -------------            ------------------       -------------------------
6/30/94                                                 $ 100.00                    $  100.00                    $  100.00
6/30/95                                                 $ 113.74                    $  129.18                    $  118.89
6/28/96                                                 $ 117.92                    $  164.07                    $  149.09
6/30/97                                                 $ 123.25                    $  227.37                    $  202.92
6/30/98                                                 $ 149.43                    $  269.92                    $  247.82
6/30/99                                                 $ 131.52                    $  336.58                    $  322.41

     Source: Carl Thompson Associates www.crossline.com (800) 959-9677. Data from Bloomberg Financial Markets.




                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

    Based solely on our review of the copies of Forms 3, 4 and 5 furnished to us or written representations from reporting persons that no Forms 5 were required for those persons, we believe that, during the fiscal year ended June 30, 1999, our officers, directors and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements.

                                    AUDITORS

    Grant Thornton LLP has audited our financial statements since fiscal 1970 and has been selected to act in that capacity for the ensuing fiscal year. We expect representatives of Grant Thornton LLP to be present at the annual meeting, they will have the opportunity to make a statement if they desire to do so, and they will respond to shareholder questions raised during the meeting.

                             SHAREHOLDER PROPOSALS

    A proper proposal submitted by any of our shareholders for presentation at our 2000 Annual Shareholders Meeting and/or for inclusion in our 2000 proxy statement and received at our executive office not earlier than May 23, 2000 and not later than June 22, 2000 will be eligible for presentation at our 2000 Annual Shareholders Meeting and/or to be included in our proxy statement and form of proxy relating to the meeting.

    Shareholders wanting to properly submit any business at the 2000 Annual Meeting must give notice in writing, delivered in person or by certified mail, to our corporate secretary at the address on the cover page of this proxy statement. A shareholder's notice to submit business to an annual meeting of shareholders should set forth (i) the name and address of the shareholder, (ii) the class and number of shares of stock beneficially owned by such shareholder,
(iii) the name in which such shares are registered on the stock transfer books of the corporation, (iv) a representation that the shareholder intends to appear at the meeting in person or by proxy to submit the business specified in such notice, (v) any material interest of the shareholder in the business to be submitted, and (vi) a brief description of the business they wish to be submitted to the annual meeting, including the complete text of any resolutions to be presented at the annual meeting, and the reasons for conducting such business at the annual meeting. We may exclude any shareholder proposal that is excludable pursuant to any rule, regulation or ruling of the Securities and Exchange Commission.

                                 OTHER MATTERS

    Neither our management nor board of directors knows of any matter to be acted upon at the annual meeting other than the matters described above. If any other matter properly comes before the annual meeting or any adjournments thereof, however, the proxies in the enclosed form confer upon the persons entitled to vote the shares represented by such proxies discretionary authority to vote on the matter in accordance with their best judgment in Peerless' interest.

    IF YOU SEND YOUR REQUEST IN WRITING TO PAUL W. WILLEY, SECRETARY, C/O PEERLESS MFG. CO., 2819 WALNUT HILL LANE, DALLAS, TEXAS 75229, WE WILL PROVIDE, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    By Order of the Board of Directors,

                                    /s/ Paul W. Willey,
                                    Secretary

Dallas, Texas
October 20, 1999

                               PEERLESS MFG. CO.

                BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING
           OF SHAREHOLDERS AT 10:00 A.M., THURSDAY, NOVEMBER 18, 1999
                   2819 WALNUT HILL LANE, DALLAS, TEXAS 75229

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEM (1) THIS PROXY WILL BE VOTED "FOR" SUCH ITEM. THE PROXIES WILL USE THE DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (3). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

     Receipt herewith of the Company's Annual Report and Notice of Meeting and Proxy Statement, dated October 20, 1999, is hereby acknowledged.

     The undersigned shareholder of Peerless Mfg. Co. (the "Company") hereby appoints Sherrill Stone and Paul Willey or either of them, as proxies, each with full powers of substitution, to vote the shares of the undersigned at the above-stated Annual Meeting and at any adjournment(s) thereof.

                        (PLEASE SIGN ON THE OTHER SIDE)

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
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                                Please mark  [X]
                                                                your votes as
                                                                indicated in
                                                                this example

1. Election of Dr. Bernard S. Lee as a Class II Director.

             FOR         AGAINST         ABSTAIN
             [ ]           [ ]             [ ]

2. Election of Mr. Joseph V. Mariner as a Class II Director.

             FOR         AGAINST         ABSTAIN
             [ ]           [ ]             [ ]

3. In their discretion, the proxies are authorized to vote upon such other business or matters as may properly come before the meeting or any adjournment thereof.

             FOR         AGAINST         ABSTAIN
             [ ]           [ ]             [ ]

                                        Dated                           , 1999
                                              --------------------------

                                        --------------------------------------
                                                     Signature(s)

                                        --------------------------------------
                                                     Signature(s)

                                        (JOINT OWNERS MUST EACH SIGN EXACTLY AS
                                        YOUR NAME(S) APPEAR(S) ON THIS CARD.
                                        WHEN SIGNING AS ATTORNEY, TRUSTEE,
                                        EXECUTOR, ADMINISTRATOR, GUARDIAN OR
                                        CORPORATE OFFICER, PLEASE GIVE YOUR
                                        FULL TITLE.)

                                           PLEASE SIGN, DATE AND MAIL TODAY.

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